UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Mister Car Wash, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40542	47-1393909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 E. 5th Street
Tucson, Arizona	85705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (520) 615-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 19, 2026, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 17, 2026, by and among Mister Car Wash, Inc. (the “Company”), MCW Parent, LP, a Delaware limited partnership (“Parent”), Boson Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”, and together with Parent, the “Buyer Parties”), and Mister Car Wash Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Borrower”), Merger Sub merged with and into the Company, and the Company continued as the surviving corporation (the “Merger”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent, which is indirectly controlled by private investment funds affiliated with Leonard Green & Partners, L.P. (“LGP”).

Capitalized terms used in this Current Report on Form 8-K that are not otherwise defined herein have the meaning set forth in the Merger Agreement.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

In connection with the consummation of the Merger, on May 19, 2026, Borrower entered into Amendment No. 7 (the “Amendment”) to its existing Amended and Restated First Lien Credit Agreement, dated as of May 14, 2019, by and among Borrower, Hotshine IntermediateCo, Inc., the other guarantors party thereto, Bank of America, N.A., as the resigning administrative agent and collateral agent, Jefferies Finance LLC, as the successor administrative agent and collateral agent, the lenders from time to time party thereto and the other parties party thereto (as amended prior to the effectiveness of the Amendment, the “Company Credit Agreement”), pursuant to which certain financial institutions provided Borrower with, among other things, a $900 million senior secured first lien incremental term loan facility to fund the aggregate consideration owed to the Company’s stockholders in connection with the Merger and pay transaction fees and expenses. Additional information regarding the Company Credit Agreement, the Amendment and the debt financing incurred pursuant to the Amendment is contained in the definitive information statement of the Company (the “Information Statement”), filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2026, which is incorporated by reference herein.

The foregoing description of the Amendment does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., LGP Associates VI-A LLC and LGP Associates VI-B LLC (collectively, the “Principal Stockholders”), all of which are affiliates and/or affiliated funds of LGP, terminated that certain Amended and Restated Stockholders Agreement, dated June 29, 2021, by and among the Company and certain of its stockholders.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), (i) each share of Company Common Stock that was outstanding as of immediately prior to the Effective Time (other than shares of Company Common Stock described in clauses (ii) or (iii) of this sentence) was cancelled and extinguished and automatically converted into the right to receive cash in an amount per share equal to $7.00, without interest thereon (the “Per Share Price”), (ii) each share of Company Common Stock that was (a) held by the Company as treasury stock or (b) owned by the Buyer Parties or any of their direct or indirect subsidiaries as of immediately prior to the Effective Time, including the shares of Company Common Stock held by the Principal Stockholders and the shares contributed to Parent by Company executives who executed a Management Rollover Agreement (as defined below) (“Owned Company Shares”), was automatically cancelled and extinguished without any conversion thereof or consideration paid therefor, and (iii) each share of Company Common Stock that was issued and outstanding as of immediately prior to the Effective Time and held of record by any stockholder of the Company (or beneficially owned by a “beneficial owner” of shares of Company Common Stock held either in a voting trust or by a nominee on behalf of the beneficial owner) who did not vote in favor of the Merger nor consented thereto in writing and who was entitled to demand and has properly and validly exercised his, her or its statutory rights of appraisal in respect of such share in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”, and such shares, “Dissenting Company Shares”) was not converted into, and does not represent the right to receive, the Per Share Price, and is instead entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL. All Dissenting Company Shares held or beneficially owned by stockholders or beneficial owners who fail to perfect or who effectively withdraw, waive or lose their rights to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL will be deemed to be converted into, and to become exchangeable for, as of the Effective Time, the right to receive the Per Share Price, without interest thereon.

Management Rollover Agreements

On May 18, 2026, certain executives of the Company (each, a “Management Rollover Participant”) entered into rollover agreements (each, a “Management Rollover Agreement”) pursuant to which, among other things, certain Management Rollover Participants exchanged shares of Company Common Stock (valuing each share at the Per Share Price of $7) for equity interests of Parent immediately prior to the closing of the Merger, which proportionally reduced the cash consideration received by such Management Rollover Participant. The exchanged shares of Company Common Stock became Owned Company Shares and were cancelled at the Effective Time. Pursuant to the Management Rollover Agreements, certain Management Rollover Participants also acquired equity interests of Parent using a portion of the after-tax proceeds of the Equity Award Consideration received by such Management Rollover Participant in the Merger. The equity interests of Parent acquired pursuant to the Management Rollover Agreements were exchanged immediately for equity interests in a holding company.

Treatment of Company Equity Plans

In accordance with the terms of the Merger Agreement, effective as of the Effective Time, each of the following equity compensation plans of the Company was terminated: (i) the 2014 Stock Option Plan of Hotshine Holdings, Inc., (ii) the Mister Car Wash, Inc. Employee Stock Purchase Plan, and (iii) the Mister Car Wash, Inc. 2021 Incentive Award Plan (collectively, the “Company Equity Plans”).

Treatment of Restricted Stock Units and Options

At the Effective Time, each restricted stock unit award with respect to shares of Company Common Stock (each, a “Company RSU”) outstanding immediately prior to the Effective Time was fully vested, cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Per Share Price multiplied by (ii) the number of shares of Company Common Stock subject to such award of Company RSUs.

At the Effective Time, each outstanding option to purchase shares of Company Common Stock granted under a Company Equity Plan (a “Company Option”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was fully vested, cancelled, and converted into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option. Any Company Option with an exercise price equal to or greater than the Per Share Price was cancelled for no consideration.

The Information Statement, which is incorporated by reference herein, contains additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On May 19, 2026, in connection with the consummation of the Merger, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) that a certificate of merger was filed with the Secretary of State of the State of Delaware for purposes of consummating the Merger. The Company requested that NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under Section 12(b). As a result, trading of the Company Common Stock, which traded under the ticker symbol “MCW” on NASDAQ, was suspended prior to the opening of trading on NASDAQ on May 19, 2026.

Upon effectiveness of the Form 25, the Company intends to file a Certification and Notice of Termination on Form 15 with the SEC to deregister the Company Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company, other than (i) in the case of shares of Company Common Stock which are not Owned Company Shares or Dissenting Company Shares, the right to receive the Per Share Price for such shares pursuant to the terms of the Merger Agreement or (ii) in the case of Dissenting Company Shares, the right to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, each of John Danhakl, J. Kristofer Galashan, Ronald Kirk, John Lai, Dovin Lively, Atif Rafiq, Veronica Rogers, Jeffrey Suer and Jodi Taylor resigned from the Company’s board of directors (the “Board”) and the committees thereof on which they serve, effective as of the Effective Time. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Jonathan Seiffer remained on the Board and Joshua Farran was appointed to the Board, effective as of the Effective Time.

In accordance with the terms of the Merger Agreement, effective as of the Effective Time, each of the Company Equity Plans was terminated.

Cash Transaction Bonuses

In connection with the consummation of the Merger, on May 13, 2026 the Company’s Compensation Committee approved cash transaction bonuses to our named executive officers to be paid to within 30 days of the Closing, contingent upon the consummation of the Merger, in the following amounts: John Lai: $1,410,000; Jedidiah Gold: $780,000; Mary Porter: $420,000; Joseph Matheny: $360,000; and Carlos Chavez: $120,000.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In accordance with the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to be in the form of the certificate of incorporation attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

In accordance with the terms of the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety to be in the form of the bylaws attached as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.

On May 19, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 17, 2026, by and among Mister Car Wash, Inc., MCW Parent, LP, Boson Merger Sub, Inc. and, solely for purposes of the Borrower Provisions, Mister Car Wash Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 18, 2026)

3.1	Amended and Restated Certificate of Incorporation of Mister Car Wash, Inc.

3.2	Amended and Restated Bylaws of Mister Car Wash, Inc.

10.1*	Amendment No. 7 to the Amended and Restated First Lien Credit Agreement, dated as of May 14, 2019, by and among Mister Car Wash Holdings, Inc., Hotshine Intermediate Co. Inc., Bank of America, N.A., as administrative agent and collateral agent, the other guarantors party thereto, and the lenders from time to time party thereto

99.1	Press Release issued by Mister Car Wash, Inc., dated May 19, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline Instance XBRL document

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will supplementally furnish copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mister Car Wash, Inc.

Date: May 19, 2026	By:	/s/ Jedidiah Gold
Jedidiah Gold
Chief Financial Officer